        NUMBER                                           COMMON STOCK

                             [LOGO]

      ----------
                                                      -----------------
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

                                                      CUSIP 82882O 10 0

                                                 INCORPORATED UNDER THE LAWS
                                                 OF THE STATE OF CALIFORNIA






--------------------------------------------------------------------------------

This Certifies that

is the record holder of

--------------------------------------------------------------------------------


FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE PER SHARE,
OF

-------------------------- SIMPLE TECHNOLOGY, INC.------------------------------

transferable on the books of the Corporation by the holder thereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate shall not be valid until countersigned and registered by the Transfer Agent and Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

         DATED:

         MEHRDAD MOSHAYEDI                          MANOUCH MOSHAYEDI
         Secretary                                  President


Countersigned and Registered:
             AMERICAN STOCK TRANSFER & TRUST COMPANY
By                      Transfer Agent and Registrar


Authorized Signature

     The Corporation will furnish without charge to each shareholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common                        UNIF GIFT MIN ACT- __________________Custodian ________________
     TEN ENT - as tenants by the entireties                                        (Cust)                     (Minor)
     JT TEN  - as joint tenants with right of                                 under Uniform Gifts to Minors Act _____________
               survivorship and not as tenants                                                                     (State)
               in common
                                                           UNIF TRF MIN ACT - ___________________ Custodian (until age ______)
                                                                                   (Cust)
                                                                              ___________________ under Uniform Transfers
                                                                                   (Minor)
                                                                              to Minors Act ________________
                                                                                                (State)

       Additional abbreviations may also be used though not in above list.

 FOR VALUE RECEIVED,_____________________ hereby sell, assign and transfer unto

      PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE

      --------------------------------------


      --------------------------------------


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________________


_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________

                                       X_______________________________________


                                       X_______________________________________
                                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                        CORRESPOND WITH THE NAME(S) AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed

By _________________________________________
THE  SIGNATURE(S)  MUST BE  GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED GUARANTEE MEDALLION PROGRAM PURSUANT
TO S.E.C. RULE 17AD-15.